CONGRESSIONAL EFFECT FAMILY OF FUNDS

CONGRESSIONAL EFFECT FUND

Supplement to Prospectus and Statement of Additional Information
Dated July 13, 2009

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2009, for the Congressional Effect Fund (the “Fund”), a series of Congressional Effect Family of Funds (the “Trust”), updates the Prospectus and the SAI to include revised information as described below.  For further information, please contact the Fund toll-free at 888-553-4233.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to Congressional Effect Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at the number above.

The Trust and Congressional Effect Management, LLC, the Fund’s investment adviser (the “Advisor”), have agreed to amend the Expense Limitation Agreement between the Trust and Advisor effective July 20, 2009 to reduce the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.75% of average daily net assets of the Fund.  Therefore, the following changes are made to the Prospectus and SAI:

•	On page 9 of the Prospectus, the following language is added to the end of Footnote 3 under the “Fees and Expenses of the Fund” section:

Effective July 20, 2009, the Expense Limitation Agreement is extended to July 31, 2010. Additionally, effective on July 20, 2009, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) will be limited to 1.75% of average daily net assets of the Fund.

•	On page 19 of the SAI, the following language is added to the end of the third paragraph under the “Management and Administration – Investment Adviser” section:

Effective July 20, 2009, the Expense Limitation Agreement is extended to July 31, 2010. Additionally, effective on July 20, 2009, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) will be limited to 1.75% of average daily net assets of the Fund.

Investors Should Retain This Supplement for Future Reference